GUARANTY FINANCIAL SERVICES, INC. AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEETS
           June 30, 2009 (Unaudited) and December 31, 2008 (Unaudited)
              (Dollars in Thousands, Except Per Share Information)

                                                                         June 30,         December 31,
                                                                           2009               2008
                                                                        (Unaudited)        (Unaudited)
                                                                        -----------       ------------
ASSETS

Cash and due from banks                                                 $    2,311        $    2,762
Federal funds sold                                                               -                 -
                                                                        -----------       ------------
           Cash and cash equivalents                                         2,311             2,762

Investments available-for-sale                                              17,219            22,151
Investments held-to-maturity                                                 6,574             5,799
Federal Home Loan Bank stock, at cost                                          809               649
Loans, net of allowance of $1,290 (unaudited) and $1,325, respectively     107,642           107,469
Interest receivable                                                            597               707
Bank premises and equipment, net                                             2,178             2,296
Other assets                                                                 1,525               994
                                                                        -----------       ------------
                                                                        $  138,855         $ 142,827
                                                                        ===========       ============
LIABILITIES AND STOCKHOLDERS' EQUITY LIABILITIES
     Deposits:
        Noninterest-bearing                                             $   16,453        $   17,222
        Interest-bearing                                                    90,279            89,350
                                                                        -----------       ------------
            Total deposits                                                 106,732           106,572
     Securities sold under agreements to repurchase                          9,281             8,023
     Federal Home Loan Bank advances                                        10,500            12,000
     Federal funds purchased                                                     -             3,156
     Interest payable                                                            4                 -
     Other liabilities                                                         237               380
                                                                        -----------       ------------
                                                                           126,754           130,131
                                                                        -----------       ------------
TRUST PREFERRED SECURITIES                                                   4,000             4,000
                                                                        -----------       ------------
STOCKHOLDERS' EQUITY
     Common stock, $1 par value, 5,000,000 shares authorized
        387,609 issued at June 30, 2009 (unaudited) and
          December 31, 2008;  381,651 outstanding at
          June 30, 2009 (unaudited) and December 31, 2008                      387               387
     Additional paid-in capital                                              7,631             7,631
     Less treasury stock at cost, 5,958 shares at June 30, 2009
          (unaudited) and December 31, 2008                                   (148)             (148)
     Retained earnings                                                         292               834
     Accumulated other comprehensive loss                                      (61)               (8)
                                                                        -----------       ------------
                                                                             8,101             8,696
                                                                        -----------       ------------
                                                                        $  138,855        $  142,827
                                                                        ===========       ============


                GUARANTY FINANCIAL SERVICES, INC. AND SUBSIDIARY
                        CONSOLIDATED STATEMENTS OF INCOME
               Six Months Ended June 30, 2009 and 2008 (Unaudited)
                (Dollars in Thousands, Except Earnings Per Share)

                                                               Six Months Ended
                                                                  June 30,
                                                             2009              2008
                                                          ----------        --------
INTEREST INCOME
     Loans, including fees                                $  3,090          $  3,625
     Investment securities                                     523               663
     Interest-earning deposits and cash equivalents              4                33
                                                          ----------        --------
                                                             3,617             4,321
                                                          ----------        --------
INTEREST EXPENSE
     Deposits                                                1,387             1,722
     Securities sold under agreements to repurchase             18                83
     Trust preferred securities                                 93               143
     Advances                                                  219               191
                                                          ----------        --------
                                                             1,717             2,139
                                                          ----------        --------
        NET INTEREST INCOME                                  1,900             2,182

PROVISION FOR LOAN LOSSES                                       40               100
                                                          ----------        --------
        NET INTEREST INCOME AFTER
           PROVISION FOR LOAN LOSSES                         1,860             2,082
                                                          ----------        --------
OTHER INCOME
     Service fees                                               92                95
     Securities losses                                          (4)               (8)
     Gains from trading activities                               -                 -
     Impairment losses on securities                          (931)                -
     Other charges, commissions and fees                        84                91
                                                          ----------        --------
                                                              (759)              178
                                                          ----------        --------
OTHER EXPENSES
     Salaries and employee benefits                            852               903
     Equipment and occupancy expenses                          335               385
     Data processing                                           289               223
     Professional fees                                         166               110
     Insurance                                                 146                61
     Other expenses                                            248               430
                                                          ----------        --------
                                                             2,036             2,112
                                                          ----------        --------
        INCOME (LOSS) BEFORE INCOME TAX                       (935)              148

INCOME TAX (BENEFIT)                                          (393)              (37)
                                                          ----------        --------
        NET INCOME (LOSS)                                 $   (542)         $    185
                                                          ==========        =========
WEIGHTED AVERAGE EARNINGS (LOSS) PER SHARE                $  (1.42)         $   0.48
                                                          ==========        =========

                GUARANTY FINANCIAL SERVICES, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
               Six Months Ended June 30, 2009 and 2008 (Unaudited)
                             (Dollars in Thousands)

                                                                                 Six Months Ended
                                                                                      June 30,
                                                                                2009              2008
                                                                             ----------         --------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)                                                          $   (542)          $   185
     Adjustments to reconcile net income to net cash
       provided by operating activities:
        Provision for loan losses                                                  40               100
        Depreciation and amortization                                              90               162
        Investment securities amortization (accretion), net                         -                (9)
        Securities losses                                                           4                 8
        Impairment loss securities                                                931                 -
        Changes in:
           Interest receivable                                                    110                75
           Other assets                                                          (531)             (136)
           Interest payable                                                         4                 -
           Other liabilities                                                     (143)              242
                                                                             ----------         --------
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                               (37)              627
                                                                             ----------         --------
CASH FLOWS FROM INVESTING ACTIVITIES
     Maturities of investments available-for-sale                                   -             1,500
     Redemptions of investments available-for-sale                             12,376             8,271
     Purchase of investments for available-for-sale                            (8,619)          (10,501)
     Maturities of investments held-to-maturity                                    60               300
     Redemptions of investments held-to-maturity                                  229               182
     Purchase of investments held-to-maturity                                    (913)             (299)
     Purchase of Federal Home Loan Bank Stock                                    (160)             (152)
     Net (increase) decrease  in loans                                           (138)              769
     Purchases of premises and equipment                                          (11)              (25)
                                                                             ----------         --------
NET CASH PROVIDED BY INVESTING ACTIVITIES                                       2,824                45
                                                                             ----------         --------
CASH FLOWS FROM FINANCING ACTIVITES
     Net increase (decrease) in deposits                                          160            (2,581)
     Net change in agreements to repurchase securities                          1,258              (363)
     Net change in FHLB loans                                                  (1,500)            2,500
     Net decrease in federal funds purchased                                   (3,156)             (363)
                                                                             ----------         --------
NET CASH USED IN FINANCING ACTIVITIES                                          (3,238)             (807)
                                                                             ----------         --------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                          (451)             (135)
CASH AND CASH EQUIVALENTS, BEGINNING                                            2,762             3,706
                                                                             ----------         --------
CASH AND CASH EQUIVALENTS, ENDING                                            $  2,311           $ 3,571
                                                                             ==========         ========

                GUARANTY FINANCIAL SERVICESS, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
               Six Months Ended June 30, 2009 and 2008 (Unaudited)
                             (Dollars in Thousands)

                                                                      June 30,          June 30,
                                                                       2009              2008
                                                                     ----------        ---------
SUPPLEMENTAL DISCLOSURES
     Cash paid for interest on deposits and borrowings               $    1,713        $    2,139
                                                                     ==========        ==========
     Cash paid for income taxes                                      $       40        $       20
                                                                     ==========        ==========
SUPPLEMENTAL SCHEDULE OF NONCASH
  INVESTING ACTIVITIES
     Other real estate and asset repossessions
       acquired in settlement of loans                               $       55        $       34
                                                                     ==========        ==========